Exhibit 10.1

LIMITED WAIVER AND AMENDMENT NO. 27 TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Limited Waiver and Amendment No. 27 to Amended and Restated Note Purchase Agreement (this “Amendment”), is signed May 16, 2023 and made effective as of April 1, 2023, is made by and among (i) AEMETIS ADVANCED FUELS KEYES, INC., a Delaware corporation (“AEFK”), AEMETIS FACILITY KEYES, INC., a Delaware corporation (“Keyes Facility”, together with AEFK, the “Borrowers”), AEMETIS, INC., a Nevada corporation (“Parent”), (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Noteholders (“Administrative Agent”) and (iii) THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND, NINEPOINT – TEC PRIVATE CREDIT FUND, NINEPOINT – TEC PRIVATE CREDIT FUND II and MBI/TEC PRIVATE DEBT OPEN-END TRUST FUND (collectively, the “Noteholders”).

RECITALS

A.    The Borrowers, Administrative Agent and Noteholders entered into the Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended from time to time including most recently by an Amendment No. 26 dated as of May 5, 2023 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.    The Borrowers have requested, and the Lenders and Administrative Agent has agreed to extend the Maturity Date of the Agreement, create a new series of Revolving Notes B, and provide for the issuance of new Revolving Notes B to provide for emergency funding, in each case on the terms and conditions contained herein.

AGREEMENT

SECTION 1.         Reaffirmation of Indebtedness. The Borrowers hereby confirm that as of April 1, 2023, the outstanding principal balance of the Notes (including accrued interest) is $105,237,594.

SECTION 2.         Recitals Part of Agreement. The foregoing recitals are hereby incorporated into and made a part of the Agreement, including all defined terms referenced therein.

SECTION 3.         Maturity Date Amendment.

Section 1.1 of the Agreement is amended by substituting the following definitions in lieu of the versions of such terms and related definitions contained in the Agreement:

a)

“Acquisition Notes Stated Maturity Date” means April 1, 2024; provided that the Acquisition Notes Stated Maturity Date may be extended to April 1, 2025 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in an amount equal to 1% of the Note Indebtedness in respect to the Acquisition Notes, which fee shall be deemed fully earned and nonrefundable, provided that half of such fee may be added to the outstanding principal balance of the Acquisition Notes on the effective date of such extension at the election of the Borrowers and the balance shall be due and payable in cash or common stock of the Parent (equivalent to 110% of the relevant half of such extension fee) within 60 days of the date of such relevant extension.”

b)

“Existing Notes Stated Maturity Date” means April 1, 2024; provided that the Existing Notes Stated Maturity Date may be extended to April 1, 2025 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in an amount equal to 1% of the Note Indebtedness in respect to the Existing Notes which fee shall be deemed fully earned and nonrefundable, provided that half of such fee may be added to the outstanding principal balance of the Existing Notes on the effective date of such extension at the election of the Borrowers and the balance shall be due and payable in cash or common stock of the Parent (equivalent to 110% of the relevant half of such extension fee) within 60 days of the date of such relevant extension.”

c)

“Revenue Participation Notes Stated Maturity Date” means April 1, 2024; provided that the Revenue Participation Notes Stated Maturity Date may be extended to April 1, 2025 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in an amount equal to 1% of the Note Indebtedness in respect to the Revenue Participation Notes which fee shall be deemed fully earned and nonrefundable, provided that half of such fee may be added to the outstanding principal balance of the Revenue Participation Notes on the effective date of such extension at the election of the Borrowers and the balance shall be due and payable in cash or common stock of the Parent (equivalent to 110% of the relevant half of such extension fee) within 60 days of the date of such relevant extension.”

d)

“Revolving Notes Stated Maturity Date” means April 1, 2024; provided that the Revolving Notes Stated Maturity Date may be extended to April 1, 2025 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in an amount equal to 1% of the Note Indebtedness in respect to the Revolving Notes which fee shall be deemed fully earned and nonrefundable, provided that half of such fee may be added to the outstanding principal balance of the Revolving Notes on the effective date of such extension at the election of the Borrowers and the balance shall be due and payable in cash or common stock of the Parent (equivalent to 110% of the relevant half of such extension fee) within 60 days of the date of such relevant extension.”

SECTION 4.         Revolving Notes (Series B).

Section 1.1 of the Agreement is amended by either substituting the following definitions in lieu of the versions of such definitions currently contained in the Agreement or by adding the following definitions:

“Applicable Interest Rate” means, as applicable, the Acquisition Notes Interest Rate, the Existing Notes Interest Rate, the Revolving Notes Interest Rate, Revolving Notes (Series B) Interest Rate and the Revenue Participation Notes Interest Rate.

“Applicable Stated Maturity Date” means, as applicable, the Acquisition Notes Stated Maturity Date, the Existing Notes Stated Maturity Date, the Revolving Notes Stated Maturity Date, Revolving Notes (Series B) Stated Maturity Date and the Revenue Participation Stated Notes Maturity Date.

“Notes” means, collectively, the Acquisition Notes, the Existing Notes, the Revolving Notes, the Revolving Notes (Series B) and the Revenue Participation Notes, in each case issued and delivered hereunder in definitive form.

“Principal Waterfall” means the order in which payments are applied in respect of the repayment and redemption of the principal outstanding under the Notes, as follows: first, the Revolving Notes, second, the Revolving Notes (Series B), third, the Existing Notes, fourth, the Acquisition Notes, fifth, the Revenue Participation Notes, or such other order as agreed to by the Administrative Agent and the Borrowers.

“Revolving Notes (Series B)” means, collectively, the notes in the principal amount of $46,250,000 issued by the Borrowers made payable to the Noteholders, together with all other notes accepted from time to time in substitution, renewal or replacement for all or any part thereof.

“Revolving Notes (Series B) Interest Rate” means (a) the Prime Rate plus 9.75% per annum if the aggregate outstanding principal balance of the Revolving Notes is less than $5,000,000, (b) the Prime Rate plus 11.75% per annum if the aggregate outstanding principal balance of the Revolving Notes is equal to or greater than $5,000,000 but less than $10,000,000 and (c) the Prime Rate plus 13.75% per annum if the aggregate outstanding principal balance of the Revolving Notes is equal to or greater than $10,000,000.

“Revolving Notes (Series B) Stated Maturity Date” means April 1, 2024; provided that the Revolving Notes (Series B) Stated Maturity Date may be extended to April 1, 2025 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in an amount equal to 1% of the Note Indebtedness in respect to the Revolving Notes (Series B) which fee shall be deemed fully earned and nonrefundable, provided that half of such fee may be added to the outstanding principal balance of the Revolving Notes (Series B) on the effective date of such extension at the election of the Borrowers and the balance shall be due and payable in cash or common stock of the Parent (equivalent to 110% of the relevant half of such extension fee) within 60 days of the date of such relevant extension.”

Section 2.3 of the Agreement is deleted in its entirety and replaced with the following:

“Section 2.3         Creation and Issuance of the Notes

The Borrowers hereby create and authorize the Notes for issuance in the aggregate principal amount of up to the amounts indicated in Section 1.1 above (plus any PIK Amount added to the outstanding principal amount of the Revolving Notes pursuant to Section 2.11(1)). The Notes shall be dated as of their applicable Issue Date (including all replacement certificates issued in accordance with this Agreement) and will become due and payable, together with all accrued and unpaid interest thereon, on the Maturity Date. None of the Notes may be re-issued, once redeemed.”

SECTION 5.         Conditions to Effectiveness.

This Amendment shall be effective on the date first written above but subject to satisfaction of the following conditions precedent:

(A)         Borrowers shall have submitted a Revolving Loan Request dated April 1, 2023 and issued Revolving Notes (Series B) in the form of Notes attached to the Agreement, in the amounts of: (i) $32,587,206.64 to Ninepoint – TEC Private Credit Fund II and (ii) $12,412,793.36 to MBI/TEC Private Debt Open-End Trust, and in connection therewith the Administrative Agent and Borrowers shall coordinate the return of the Non-Revolving Portion of those Revolving Notes which are being partially repaid and settled with the proceeds of such new Revolving Notes (Series B) being issued.

(B)         Borrowers shall have issued Revolving Notes (Series B) on May 1, 2023 in the amounts of: (i) $325,872.07 to Ninepoint – TEC Private Credit Fund II and (ii) $124,127.93 to MBI/TEC Private Debt Open-End Trust, in satisfaction of the $450,000 amendment fee, which shall be deemed fully earned and non-refundable on the effective date of this Amendment.

(C)         Borrowers shall have issued Revolving Notes (Series B) on May 16, 2023 in the amounts of $800,000 to MBI/TEC Private Debt Open-End Trust, and in connection therewith the Borrowers shall cause Parent to issue to MBI/TEC Private Debt Open-End Trust Fund eighty thousand share purchase warrants with an exercise price of $2.00 and a five (5) year term.

(D)          Borrowers shall, and will cause the other Company Parties to, have performed and complied with all of the covenants and conditions required by this Amendment and the Note Purchase Documents to be performed and complied with.

(E)         Administrative Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Administrative Agent may reasonably request.

Each Borrower acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute an Event of Default under the Agreement and Administrative Agent and Noteholders shall have the right to demand the immediate repayment in full in cash of all outstanding Indebtedness owing to Administrative Agent and Noteholders under the Agreement, the Notes and the other Note Purchase Documents. In consideration of the foregoing and the transactions contemplated by this Amendment, each Borrower hereby: (i) ratifies and confirms all of the obligations and liabilities of such Borrower owing pursuant to the Agreement and the other Note Purchase Documents, and (ii) agrees to pay all costs, fees and expenses of Administrative Agent and Noteholders in connection with this Amendment.

SECTION 7.         Agreement in Full Force and Effect as Amended.

Except as specifically amended or waived hereby, the Agreement and other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Note Purchase Document or any right, power or remedy of Administrative Agent or Noteholders thereunder, nor constitute a course of dealing or other basis for altering any obligation of the Borrowers, or a waiver of any provision of the Agreement or any other Note Purchase Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Administrative Agent or Noteholders whether under the Agreement, the other Note Purchase Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Note Purchase Documents, but rather shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Note Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Note Purchase Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 8.         Representations by Parent and Borrowers.

Each of the Parent and the Borrowers hereby represents and warrants to Administrative Agent and Noteholders as of the execution date of this Amendment as follows: (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Note Purchase Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Entity or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Note Purchase Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) it is not in default under the Agreement or any other Note Purchase Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Note Purchase Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 9. Miscellaneous.

(A)         This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)         This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Borrowers and Administrative Agent. This Amendment shall be considered part of the Agreement and shall be a Note Purchase Document for all purposes under the Agreement and other Note Purchase Documents.

(C)         This Amendment, the Agreement and the Note Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)         This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the choice of law provisions set forth in the Agreement and shall be subject to the waiver of jury trial and notice provisions of the Agreement.

(E)         Neither the Parent nor any Borrower may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Borrowers or any Company Party. Nothing contained in this Amendment shall be construed as a delegation to Administrative Agent or Noteholders of the Borrowers or any Company Party’s duty of performance, including any duties under any account or contract in which Administrative Agent or Noteholders have a security interest or lien. This Amendment shall be binding upon the Borrowers, the Parent and their respective successors and assigns.

(F)         All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Administrative Agent or Noteholders shall affect such representations or warranties or the right of Administrative Agent or Noteholders to rely upon them.

(G)         THE BORROWERS AND THE PARENT ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY NOTEHOLDER. THE BORROWERS AND THE PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER NOTE PURCHASE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

BORROWERS:

AEMETIS ADVANCED FUELS KEYES, INC.

By: /s/ Eric A. McAfee

Name: Eric A. McAfee
Title: Chief Executive Officer

AEMETIS FACILITY KEYES, INC.

By: /s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

PARENT:

AEMETIS, INC.

By: /s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

ADMINISTRATIVE AGENT:

THIRD EYE CAPITAL CORPORATION

By: /s/ Arif N. Bhalwani
Name: Arif N. Bhalwani
Title: Managing Director

NOTEHOLDERS:

THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND, by its Managing General Partner, THIRD EYE CAPITAL CREDIT OPPORTUNITIES S.A.R.L., as a Noteholder

By: /s/ Paul de Quant
Name: Paul de Quant
Title: Manager

By: /s/ Sheenagh Gordon-Hart
Name: Sheenagh Gordon-Hart
Title: Manager

MBI/TEC PRIVATE DEBT OPEN-END TRUST FUND by its investment manager THIRD EYE ASSET MANAGEMENT INC.

By: /s/ Arif N. Bhalwani
Name: Arif N. Bhalwani
Title: President / CEO

NINEPOINT – TEC PRIVATE CREDIT FUND, by its Manager, NINEPOINT PARTNERS LP, by its general partner, NINEPOINT PARTNERS GP INC., as a Noteholder

By: /s/ John Wilson
Name: John Wilson
Title: Co-CEO & Managing Partner

NINEPOINT – TEC PRIVATE CREDIT FUND II, by its Manager, NINEPOINT PARTNERS LP, by its general partner, NINEPOINT PARTNERS GP INC., as a Noteholder

By: /s/ John Wilson
Name: John Wilson
Title: Co-CEO & Managing Partner